UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013
HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2013, the Board of Directors of Harbinger Group Inc. (the “Company” or “HGI”), following the review and approval by the Company’s Compensation Committee (the “Committee”), approved the following compensation matters regarding Philip Falcone, the Company’s Chief Executive officer and Chairman of the Board of Directors.  Previously, Mr. Falcone did not receive any compensation from the Company for his services other than minor perquisite payments received in fiscal 2013.

Effective as of October 1, 2013, Mr. Falcone will be entitled to receive an annual base salary of $500,000. In addition, for fiscal year ending September 30, 2014 (“Fiscal 2014”), Mr. Falcone will be eligible to receive an annual bonus comprised of an individual bonus of up to $750,000 based upon the achievement of individual performance measures and a corporate bonus of up to $20 million based upon the results of the Company’s corporate performance measured in accordance with terms of the Company’s executive compensation plan. The payment of any Fiscal 2014 annual bonuses to HGI executives, including Mr. Falcone, will be made after the end of Fiscal 2014. The Committee is also negotiating the terms and conditions of an employment agreement with Mr. Falcone and anticipates granting Mr. Falcone an initial equity award. The Committee is comprised solely of directors who are independent under the rules of the New York Stock Exchange and advised by two compensation consultant firms and separate outside counsel.

Forward Looking Statements:
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:  This report contains, and certain oral statements made by HGI’s representatives from time to time may contain, forward-looking statements, including those statements regarding Mr. Falcone’s participation in HGI’s annual bonus plan, HGI and Mr. Falcone entering into an employment agreement and the grant of an initial equity award to Mr. Falcone. Forward-looking statements are based on the beliefs and assumptions of the Company’s management. Generally, forward-looking statements include actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will” “could,” “might,” or “continues” or similar expressions and also include forward looking statements contained under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K.  All forward-looking statements are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or will not materially differ or have additional terms and condition than those set forth in or implied by the statements herein. HGI does not undertake any obligation to update or revise forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: December 26, 2013	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary

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